Exhibit 10.23

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AND

AMENDMENT NO. 1 TO GUARANTEE AND SECURITY AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT (this “Amendment”) dated as of December 23, 2005 to (i) the Credit Agreement dated as of October 30, 2003 (as amended by Amendment No. 1 to Credit Agreement dated as of March 14, 2005, the “Credit Agreement”) among KEYSTONE AUTOMOTIVE HOLDINGS, INC. (“Holdings”), KEYSTONE AUTOMOTIVE OPERATIONS, INC. (the “Borrower”), the LENDERS party thereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer and (ii) the Guarantee and Security Agreement dated as of October 30, 2003 (the “Security Agreement”) among the Borrower, Holdings, the other guarantors party thereto and the Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Borrower has advised the Lenders that the Borrower desires to make the Reliable Acquisition (as defined below) and that in connection with the Reliable Acquisition, the Reliable Companies (as defined below) will become wholly-owned Subsidiaries of the Borrower.

WHEREAS, in order to consummate the Reliable Acquisition, the Borrower desires to amend the Credit Agreement and the Security Agreement in the manner described herein, including by (i) adding a new tranche of term loans under the Credit Agreement in an aggregate principal amount of $90,000,000 to finance the Reliable Acquisition and for the other purposes described herein, (ii) adding the Reliable Companies as “Guarantors” under the Credit Agreement and (iii) amending the financial covenants in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement or the Security Agreement has the meaning assigned to such term in the Credit Agreement or the Security Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement and the Security Agreement shall, on and after the Second Amendment Effective Date, refer to the Credit Agreement as amended hereby or the Security Agreement as amended hereby, as applicable.

SECTION 2. Amendments to Defined Terms in Credit Agreement.

(a) New Defined Terms. Section 1.01 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:

“Aggregate Term C Commitments” means the Term C Commitments of all Term C Lenders, which as of the Second Amendment Effective Date shall equal $90,000,000.

“Aggregate Term C Exposures” means, at any time, the sum of the Term C Exposures at such time.

“Base Rate Term B Loan” means a Term B Loan that bears interest at a rate based on the Base Rate.

“Base Rate Term C Loan” means a Term C Loan that bears interest at a rate based on the Base Rate.

“Eurodollar Rate Term B Loan” means a Term B Loan that bears interest at a rate based on the Eurodollar Rate.

“Eurodollar Rate Term C Loan” means a Term C Loan that bears interest at a rate based on the Eurodollar Rate.

“Lead Arranger” means Banc of America Securities LLC, in its capacity as Lead Arranger of the Second Amendment.

“Pro Forma Financial Statements” means the pro forma consolidated combined financial statements of the Borrower and its subsidiaries for the three fiscal quarters ending September 30, 2005, giving pro forma effect to the Reliable Acquisition, the acquisition of Blacksmith Distributing, Inc., an Indiana corporation, by the Borrower and the borrowing of the Term C Loans and the other transactions contemplated hereby as if they had occurred on January 1, 2005.

“Reliable” means Reliable Investments, Inc., an Illinois corporation.

“Reliable Acquisition” means the acquisition of all of the issued and outstanding stock of Reliable by the Borrower for an aggregate purchase price of $63,000,000 (without giving effect to any working capital or other adjustments provided in the Reliable Acquisition Agreement), on the terms and conditions set forth in the Reliable Acquisition Agreement and, after giving effect to the Second Amendment, in compliance with the terms of the definition of “Permitted Acquisition”. For all purposes herein (including determinations of the Consolidated Interest Coverage Ratio, the Consolidated Fixed Charge Coverage Ratio and Consolidated Adjusted EBITDA in accordance with Section 7.15(b))

except the definition of “Excess Cash Flow”, the Reliable Acquisition shall be deemed to be a Permitted Acquisition.

“Reliable Acquisition Agreement” means the Stock Purchase Agreement dated as of November 11, 2005 among the Borrower, the sellers party thereto and Reliable, together with all schedules and exhibits thereto, as amended by the Reliable Acquisition Agreement Amendment, without giving effect to any further amendment thereof or waiver thereunder that is materially adverse to the interests of the Lenders unless consented to by the Lead Arranger.

“Reliable Acquisition Agreement Amendment” means the Amendment to Stock Purchase Agreement dated as of December 13, 2005, together with all schedules and exhibits thereto, without giving effect to any amendment thereof or waiver thereunder that is materially adverse to the interests of the Lenders unless consented to by the Lead Arranger.

“Reliable Acquisition Documents” means the Reliable Acquisition Agreement and all material agreements, instruments and documents relating to the Reliable Acquisition.

“Reliable Companies” means Reliable, Autovillage.com, Inc., a Minnesota corporation, Relco Corp., an Iowa corporation, Add-On Distributing, Inc., a Delaware corporation, Inter-Global Automotive Corp., a Texas corporation, Combined Enterprises, Inc., a Kansas corporation, and AWMi Corp., a Texas corporation.

“Reliable Financial Statements” means the audited consolidated balance sheet of Reliable and its Subsidiaries for the fiscal year ended September 30, 2005, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of Reliable and its Subsidiaries, including the notes thereto.

“Reliable Seller Note” means one or more promissory notes of Holdings owed to the sellers of Reliable in the form of Exhibit A to the Reliable Acquisition Agreement Amendment.

“Required Term C Lenders” means, as of any date of determination, Term C Lenders having more than 50% of the Aggregate Term C Exposures; provided that Term C Exposures held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term C Lenders.

“Second Amendment” means Amendment No. 2 to this Agreement, dated as of December 23, 2005, among Holdings, the Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning specified in Section 9 of the Second Amendment.

“Term B Loan Maturity Date” means October 30, 2009.

“Term C Commitment” means, as to each Term C Lender, its obligation to make a Term C Loan to the Borrower pursuant to Section 2.01(c) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Term C Commitment”, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term C Exposures” means, at any time, (i) the Aggregate Term C Commitments at such time if then in effect and (ii) otherwise, the Aggregate Term C Loans at such time.

“Term C Lender” means any Lender with a Term C Commitment or an outstanding Term C Loan.

“Term C Loan” means a Loan made pursuant to Section 2.01(c).

“Term C Loan Maturity Date” means October 30, 2010.

(b) Amended and Restated Defined Terms. Section 1.01 of the Credit Agreement is amended by amending and restating the following definitions to read in their entirety as follows:

“Aggregate Commitments” means, at any time, the aggregate amount of all Commitments outstanding under this Agreement.

“Aggregate Credit Exposures” means, at any time, the sum of the Aggregate Revolving Exposures at such time, the Aggregate Term B Exposures at such time and the Aggregate Term C Exposures at such time.

“Applicable Rate” means (1) with respect to the Commitment Fee and any Revolving Loans, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurodollar Revolving Loans	Base Rate Revolving Loans
1	≥ 4.75	0.75%	3.25%	2.25%
2	≥ 4.25 and < 4.75	0.75%	3.00%	2.00%
3	≥ 3.75 and < 4.25	0.50%	2.75%	1.75%
4	< 3.75	0.50%	2.50%	1.50%

(2) with respect to any Eurodollar Rate Term B Loans, a rate per annum of 2.50%, (3) with respect to any Base Rate Term B Loans, a rate per annum of 1.50%, (4) with respect to any Eurodollar Rate Term C Loans, a rate per annum of 2.50% and (5) with respect to any Base Rate Term C Loans, a rate per annum of 1.50%.

Each change in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall be effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until (but excluding) the date such Compliance Certificate is delivered.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Revolving Lenders, Term B Lenders or Term C Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Commitments, Term C Commitments or Incremental Term Commitments (if any) and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Loans, Term B Loans or Term C Loans.

“Commitment” means, at any time, the obligation of a Lender to make Revolving Loans and/or Term Loans hereunder, or any combination thereof, as the context may require.

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Revolving Maturity Date, Term B Loan Maturity Date or Term C Loan Maturity Date, as the case may be; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Revolving Maturity Date, Term B Loan Maturity Date or Term C Loan Maturity Date, as the case may be.

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) (i) no Interest Period as to any Revolving Loan shall extend beyond the Revolving Maturity Date, (ii) no Interest Period as to any Term B Loan shall extend beyond the Term B Loan Maturity Date and (iii) no Interest Period as to any Term C Loan shall extend beyond the Term C Loan Maturity Date.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, each document delivered pursuant to the Second Amendment, each Note, the Fee Letter and the amended and restated fee letter dated December 13, 2005 executed by the Borrower in connection with the Term C Loans and the Security Documents.

“Pro Rata Share” means (a) with respect to each Revolving Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Revolving Exposure of such Revolving Lender at such time and the denominator of which is the amount of the Aggregate Revolving Exposures at such time, (b) with respect to each Term B Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Term B Exposure of such Term B Lender at such time and the denominator of which is the amount of the Aggregate Term B Exposures at such time and (c) with respect to each Term C Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Term C Exposure of such Term C Lender at such time and the denominator of which is the amount of the Aggregate Term C Exposures at such time. The initial Pro Rata Shares of each Revolving Lender, Term B Lender and Term C Lender are set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and

Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Aggregate Credit Exposures (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that Term B Exposure, Term C Exposure or Revolving Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Restricted Payment” means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest in Holdings, the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest, (ii) any voluntary or optional payment of principal in respect of Indebtedness, (iii) any mandatory payment of principal, or offer of payment, in respect of Indebtedness subordinated in right of payment to the Obligations or (iv) any payment in respect of the Reliable Seller Note.

“Term B Exposure” means, at any time, the Aggregate Term B Loans at such time.

“Term B Lender” means any Lender with a Term B Loan.

“Term B Loan” has the meaning specified in Section 2.01(b).

“Term Lender” means any Term B Lender or Term C Lender, in such capacity.

“Term Loan” means a Term B Loan or a Term C Loan.

(c) Deleted Defined Terms. Section 1.01 of the Credit Agreement is amended by deleting the following defined terms in their entirety:

“Additional Term B Commitment”

“Additional Term B Lender”

“Additional Term B Loan”

“Aggregate Term B Commitment”

“Aggregate Term Commitment”

“Aggregate Term Exposures”

“Aggregate Term Loans”

“Base Rate Term Loan”

“Eurodollar Rate Term Loan”

“Required Term Lenders”

“Term B Commitment”

“Term Exposures”

“Term Loan Maturity Date”

(d) Certain Conforming Changes. Set forth on Annex A to this Amendment are certain changes to the Credit Agreement to conform references therein to reflect the foregoing provisions of this Section 2.

SECTION 3. Schedules to Credit Agreement.

(a) Schedule 2.01 to the Credit Agreement is amended by adding the Term C Commitments and Pro Rata Shares of the Term C Lenders set forth in Schedule 2.01 to this Amendment.

(b) Schedule 5.08 to the Credit Agreement is replaced by Schedule 5.08 to this Amendment.

(c) Schedule 7.01 to the Credit Agreement is replaced by Schedule 7.01 to this Amendment.

(d) Schedule 7.03 to the Credit Agreement is replaced by Schedule 7.03 to this Amendment.

SECTION 4 . Amendments to Article 2 of Credit Agreement.

(a) Section 2.01 of the Credit Agreement is hereby amended by deleting clauses (b) and (c) thereof, and replacing them with the following new clauses (b), (c) and (d), to read in their entirety as follows:

“(b) Term B Loans. On the Closing Date, the Borrower borrowed term loans (then called “Term Loans” hereunder) in an aggregate principal amount of $115,000,000. On the Term B Facility Effective Date, all such outstanding “Term Loans” were exchanged for an equal aggregate principal amount of a new class of term loans (“Term B Loans”). Amounts repaid in respect of Term B Loans may not be reborrowed. Term B Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(c) Term C Loans. Subject to the terms and conditions hereof, each Term C Lender severally agrees to make a term loan in Dollars to the Borrower on the Second Amendment Effective Date in a principal amount not to exceed such Term C Lender’s Term C Commitment. Amounts repaid in respect of Term C Loans may not be reborrowed. Term C Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(d) Incremental Term Loan Facility. (i) In addition to Borrowings of Term B Loans pursuant to Section 2.01(b), at any time and from time to time so long as, before and after giving effect to any Loans under this Section 2.01(d), no Default shall have occurred and be continuing, the Borrower may, by notice to the Administrative Agent, request that one or more Persons (which may include any Lender) offer, in their sole discretion, to enter into commitments (“Incremental Term Commitments”) to make additional Term B Loans, which shall be used only to fund Permitted Acquisitions permitted under Section 7.02(f), in an aggregate principal amount not to exceed $20,000,000 (“Incremental Term Loans”); it being understood that the consent of the Administrative Agent to such Person becoming a Lender hereunder shall be required to the extent such consent would be required by Section 10.07(b) if such Person was an assignee of Term B Loans.

(ii) If any such Persons agree with the Borrower to provide such Incremental Term Commitments, the Borrower, such Persons (the “Incremental Term Lenders”) and the Administrative Agent shall execute and deliver an appropriate amendment (the “Incremental Term Loan Amendment”), and thereafter the Incremental Term Lenders shall be obligated, subject to the terms and conditions set forth herein, to make Incremental Term Loans to the Borrower under this Agreement in amounts equal to their respective Incremental Term Commitments as specified in the Incremental Term Loan Amendment.

(iii) From and after the execution of the Incremental Term Loan Amendment, (A) for purposes of this Agreement, any Incremental Term Commitments shall be commitments to make additional Term B Loans hereunder, any Incremental Term Lenders shall be “Term B Lenders” hereunder and any Incremental Term Loans shall be “Term B Loans” hereunder, in each case subject to the terms of this Agreement, and (B) the amount of each scheduled prepayment of the Term B Loans to be made pursuant to Section 2.08(b)(i) after the date such Incremental Term Loans are made (the “Applicable Incremental Term Loans”) shall be increased by an amount equal to the Applicable Percentage of the aggregate principal amount of the Applicable Incremental Term Loans. “Applicable Percentage” means, with respect to each scheduled prepayment of Term B Loans to be made pursuant to Section 2.08(b)(i), the aggregate principal amount of the Term B Loans to be repaid on such prepayment date (without giving effect to any reduction thereof pursuant to Section 2.08(c)) divided by the aggregate principal amount of the Term B Loans then outstanding, expressed as a percentage and calculated prior to giving effect to the making of the Applicable Incremental Term Loans.

(b) Section 2.02 of the Credit Agreement is hereby amended by adding the following new clause (g) immediately after clause (f) thereof:

“(g) Notwithstanding anything to the contrary in this Section 2.02, the Borrower may not select (i) the Eurodollar Rate for the Term C Loans made on the Second Amendment Effective Date or (ii) at any time prior to the date which is 90 days from the Second Amendment Effective Date (or such earlier date as shall be specified by the Administrative Agent in its sole discretion in a written notice to the Borrower and the Lenders), Interest Periods for Eurodollar Rate Term C Loans that have a duration of more than one month.”

(c) Section 2.06(f) of the Credit Agreement is amended by adding the following new sentence at the end thereof:

“The Borrower shall provide written notice to the Administrative Agent of any such prepayment under this clause (f) not later than 11:00 a.m. three Business Days prior to the date of such prepayment.”

(d) Section 2.06(g) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(g) Except as set forth in the last sentence of Section 2.06(d), amounts prepaid pursuant to Section 2.06(d), (e) and (f) shall be applied, first, to prepay principal and accrued interest on any outstanding Term B Loans and Term C Loans on a pro rata basis, until the Term B Loans and Term C Loans have been prepaid in their entirety; and second, to reduce the Revolving Commitments, until the Revolving Commitments have been terminated.”

(e) Section 2.07(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a) Unless previously terminated, (i) the Term C Commitments will terminate on the earlier of (A) the Second Amendment Effective Date immediately after the closing hereunder and (B) January 31, 2006 if the Second Amendment Effective Date has not occurred on or before such date, and (ii) the Revolving Commitments will terminate on the Revolving Maturity Date.”

(f) Section 2.08(b) of the Credit Agreement is hereby amended by adding a new clause (ii) immediately following clause (i) thereof, to read in its entirety as follows:

“(ii) The Borrower shall repay to the Term C Lenders on the Term C Loan Maturity Date the aggregate principal amount of Term C Loans outstanding on such date. Subject to adjustment pursuant to Section

2.06(a) and 2.08(c), on the last Business Day of each fiscal quarter of the Borrower, the Borrower shall repay Term C Loans in an aggregate amount equal to the amount set forth below opposite the last day of such fiscal quarter:

Fiscal Quarter Ending	Amount of Repayment
April 1, 2006	$225,000
July 1, 2006	$225,000
September 30, 2006	$225,000
December 30, 2006	$225,000
March 31, 2007	$225,000
June 30, 2007	$225,000
September 29, 2007	$225,000
December 29, 2007	$225,000
March 29, 2008	$225,000
June 28, 2008	$225,000
September 27, 2008	$225,000
January 3, 2009	$225,000
April 4, 2009	$225,000
July 4, 2009	$225,000
October 3, 2009	$225,000
January 2, 2010	$225,000
April 3, 2010	$225,000
July 3, 2010	$225,000
October 2, 2010	$225,000
Term C Loan Maturity Date	$85,725,000

(g) Section 2.08(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(c) Any prepayment of Term B Loans or Term C Loans pursuant to Section 2.06(a), (d), (e) or (f) shall be applied to the remaining installments of the Term B Loans or Term C Loans, as applicable, on a pro rata basis unless the Borrower elects that such prepayment be applied first to the next two quarterly installments of Loans of such Class due within the next six months following the date of such prepayment in forward order of maturity in which case such prepayment will be applied as so elected.”

SECTION 5. Amendments to Credit Agreement Covenants.

(a) Intralinks; “Public” and “Private” Information. Section 6.02 of the Credit Agreement is amended by adding the following paragraph to the end of such Section:

“Holdings and the Borrower hereby acknowledge that (a) the Administrative Agent and/or the Lead Arranger will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of Holdings and the Borrower hereunder (collectively, “Borrower

Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Holdings, the Borrower or their securities) (each, a “Public Lender”). Holdings and the Borrower hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” Holdings and the Borrower shall be deemed to have authorized the Administrative Agent, the Lead Arranger, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Holdings, the Borrower or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent and the Lead Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor”, it being understood that Holdings and the Borrower shall have no obligation to mark any Borrower Materials as “PUBLIC” (even if such Borrower Materials do not contain any material non-public information) and, in the absence of any such marking, such Borrower Materials shall not be deemed to be “PUBLIC”.”

(b) Use of Proceeds. Section 6.11 of the Credit Agreement is amended by adding the following sentence at the end thereof:

“Proceeds from the Term C Loans shall be used (i) to finance the Reliable Acquisition (including the payment of certain one-time expenses, capital expenditures or other payments made in connection with the Reliable Acquisition), (ii) to pay fees and expenses incurred in connection with the Reliable Acquisition and the Second Amendment, (iii) to repay all or a portion of the outstanding Revolving Loans (without a corresponding reduction in the Aggregate Revolving Commitments) and (iv) for general corporate purposes of the Borrower and its Subsidiaries, in each case not in contravention of any Law or any Loan Document.”

(c) Liens. Section 7.01(b) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(b) Liens existing on the Closing Date and listed on Schedule 7.01, and Liens existing on the Second Amendment Effective Date and listed on Schedule 7.01, solely in respect of capital leases assumed as part of the Reliable Acquisition (in each case including Liens securing

Indebtedness permitted under Section 7.03(d)) and any renewals or extensions thereof, provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(d);”

(d) Investments. Section 7.02(f) of the Credit Agreement is amended by adding the following new sentence to the end of such Section: “In addition to the foregoing, the Borrower may consummate the Reliable Acquisition.”

(e) Reliable Indebtedness. Section 7.03(d) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(d) Indebtedness outstanding on the Closing Date and listed on Schedule 7.03, and Indebtedness outstanding on the Second Amendment Effective Date and listed on Schedule 7.03 solely in respect of capital lease obligations assumed as part of the Reliable Acquisition, and in each case, any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) any Indebtedness that is subordinated to the Obligations shall not be refinanced except on subordination terms at least as favorable to the Lenders and no more restrictive on the Borrower than the subordinated Indebtedness that is being refinanced;”

(f) Reliable Seller Note. Section 7.03(h) of the Credit Agreement is amended by adding the following new clause (w) immediately before clause (x) thereof:

“(w) unsecured junior subordinated Indebtedness of Holdings under the Reliable Seller Note in an aggregate initial principal amount not to exceed $12,600,000, plus any interest paid “in-kind” pursuant to the terms thereof;”

(g) Restricted Payments. Section 7.06 of the Credit Agreement is amended by deleting the “and” after clause (g) thereof, replacing the period at the end of clause (h) thereof with a semicolon, and adding the following new clauses (i) and (j) at the end thereof:

“(i) on or after the end of the first fiscal quarter of the Borrower ending after the third anniversary of the issuance of the Seller Note, Holdings may, and the Borrower may declare or pay cash dividends to Holdings to, pay up to 50% of the then outstanding aggregate principal amount of the Reliable Seller Note, together with accrued and unpaid interest on the amount so repaid, as provided in Section 3(a) of the

Reliable Seller Note; provided that the Consolidated Leverage Ratio (determined for the four fiscal quarters most recently ended) is less than 3.00 to 1.00 both immediately before and immediately after giving pro forma effect to such payment;

(j) upon the consummation of an Initial Public Offering, Holdings may pay, out of (and up to an amount equal to) the Holdings Share of IPO Proceeds (as defined below), up to the then outstanding aggregate principal amount of the Reliable Seller Note, together with accrued and unpaid interest on the amount so repaid, as provided in Section 3(c) of the Reliable Seller Note; provided that the Consolidated Leverage Ratio (determined for the four fiscal quarters most recently ended) is less than 3.00 to 1.00 both immediately before and immediately after giving pro forma effect to such payment. As used in this clause (j), “Holdings Share of IPO Proceeds” means the portion of Net Cash Proceeds from an Initial Public Offering that are not required to be applied to prepay Term Loans and/or reduce the Aggregate Revolving Commitments pursuant to Section 2.06(e);

(k) Holdings, the Borrower and each Subsidiary may make voluntary or optional prepayments of Indebtedness under the Loan Documents;

(l) Holdings, the Borrower and each Subsidiary may make voluntary or optional prepayments in connection with a refinancing or replacement of Indebtedness of such Person otherwise permitted hereunder; and

(m) so long as no Default or Event of Default exists or would result therefrom, the Borrower and each Subsidiary may make mandatory payments of principal, or offers of payment, in respect of Indebtedness of such Person that is subordinated in right of payment to the Obligations.”

(h) Amendment of Material Documents. Section 7.11 of the Credit Agreement is amended by adding “(a)” at the beginning of such Section, and adding the following new clause (b) thereto:

“(b) Amend or otherwise modify the subordination provisions of the Reliable Seller Note, shorten the maturity date thereof or other date for payment thereunder or amend any provision thereof that would have the effect of shortening any such date (including the definitions of “Acceleration Event”, “Consolidated Leverage Ratio” therein or the other terms upon which mandatory payments are required) or provide for the cash payment of interest thereunder, or otherwise amend or modify the Reliable Seller Note in a manner that is materially adverse to the Lenders (as determined by the Lead Arranger in its sole discretion).”

(i) Financial Covenants. Section 7.13 is amended and restated in its entirety to read as follows:

“Section 7.13. Financial Covenants.

(a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Minimum Consolidated Interest Coverage Ratio
October 1, 2005	1.85 to 1.00
December 31, 2005	1.95 to 1.00
April 1, 2006	2.00 to 1.00
July 1, 2006	2.00 to 1.00
September 30, 2006	2.00 to 1.00
December 30, 2006	2.00 to 1.00
March 31, 2007	2.25 to 1.00
June 30, 2007	2.25 to 1.00
September 29, 2007	2.25 to 1.00
December 29, 2007	2.25 to 1.00
March 29, 2008	2.50 to 1.00
June 28, 2008	2.50 to 1.00
September 27, 2008	2.50 to 1.00
January 3, 2009	2.50 to 1.00
April 4, 2009	3.00 to 1.00
July 4, 2009	3.00 to 1.00
October 3, 2009	3.00 to 1.00
January 2, 2010	3.00 to 1.00
April 3, 2010	3.00 to 1.00
July 3, 2010	3.00 to 1.00
October 2, 2010	3.00 to 1.00

(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any fiscal quarter of the Borrower set forth below to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
October 1, 2005	5.50 to 1.00
December 31, 2005	5.50 to 1.00
April 1, 2006	5.50 to 1.00
July 1, 2006	5.50 to 1.00
September 30, 2006	5.50 to 1.00
December 30, 2006	5.50 to 1.00
March 31, 2007	5.00 to 1.00
June 30, 2007	5.00 to 1.00
September 29, 2007	5.00 to 1.00
December 29, 2007	5.00 to 1.00
March 29, 2008	4.50 to 1.00
June 28, 2008	4.50 to 1.00
September 27, 2008	4.50 to 1.00
January 3, 2009	4.50 to 1.00
April 4, 2009	4.00 to 1.00
July 4, 2009	4.00 to 1.00
October 3, 2009	4.00 to 1.00
January 2, 2010	4.00 to 1.00
April 3, 2010	3.75 to 1.00
July 3, 2010	3.75 to 1.00
October 2, 2010	3.75 to 1.00

(c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of Holdings to be less than 1.20 to 1.00.

SECTION 6. Amendment to Credit Agreement Amendments Section. Section 10.01(h) of the Credit Agreement is hereby amended by adding a new clause (C) at the end thereof to read in its entirety as follows:

“or (C) impose any greater restriction on the ability of any Term C Lender to assign any of its rights or obligations hereunder without the written consent of Required Term C Lenders;”

SECTION 7. Amendment to Security Agreement. Section 10(a) of the Security Agreement is amended and restated to read in its entirety as follows:

“(a) Within 60 days after the Closing Date (or, with respect to cash owned or held by the Reliable Companies, within six months after the Second Amendment Effective Date), subject to Section 10(d), all cash owned or held by such Lien Grantor will be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts. Each Controlled Deposit Account will be operated as provided in Section 12.”

SECTION 8. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and the Lenders, as of the date hereof and as of the Second Amendment Effective Date:

(a) Authorization; No Contravention. The execution, delivery and performance by each Loan Party party hereto has been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except to the extent any contraventions, conflicts and violations described in clauses (b) or (c) (but excluding from this exception any such contraventions, conflicts or violations under any instrument or agreement relating to any public Indebtedness) individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b) Binding Effect. This Amendment has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Amendment constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors’ rights generally.

(c) Financial Statements; No Material Adverse Effect. (i) The Borrower has heretofore furnished to the Administrative Agent and the Lenders the Reliable Financial Statements. Such financial statements (1) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (2) fairly present in all material respects the financial condition of Reliable and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.

(ii) The Borrower has heretofore furnished to the Lenders the Pro Forma Financial Statements. Such financial statements have been prepared in good faith and are based on the information available to the Borrower through the Second Amendment Effective Date.

(d) Subsidiaries. (i) Holdings has (1) no Subsidiaries other than the Borrower and (2) no Equity Interests in any other corporation or entity, and (ii) as of the Second Amendment Effective Date, the Borrower will have (1) no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13 to this Amendment and (2) no Equity Interests in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13 to this Amendment.

(e) Solvency. Immediately after the Reliable Acquisition is consummated and after giving effect to the application of the proceeds of the Term C Loans and the other transactions contemplated hereby to be consummated on the Second Amendment Effective Date, each Loan Party will be Solvent.

(f) Collateral. The security interests in or mortgage Liens on the Collateral purported to be covered by the Security Documents are and will remain perfected security interests or mortgage liens in accordance with, to the extent and with the priority contemplated by the Security Documents, and do and will continue to secure the Secured Obligations (including the Term C Loans).

SECTION 9. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when, and only when, each of the following conditions shall have been satisfied:

(a) Deliveries. The Administrative Agent’s receipt of the following, each of which shall be originals, or electronic copies or facsimile copies followed promptly by originals (unless otherwise specified), each properly executed by a Responsible Officer of the signing Loan Party (as applicable), each in form and substance reasonably satisfactory to the Administrative Agent and its counsel:

(i) executed counterparts of this Amendment delivered on behalf of each of Holdings, the Borrower, the Guarantors (other than the Reliable Companies), the Administrative Agent, the Required Lenders and each Term C Lender, or as to any of the foregoing parties, other written confirmation (in form reasonably satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(ii) executed counterparts of a Security Agreement Supplement (as defined in the Security Agreement) and a Perfection Certificate from each of the Reliable Companies;

(iii) certificates representing all outstanding Equity Interests in each of the Reliable Companies, together with stock powers endorsed in blank;

(iv) duly executed amendments to each of the existing Mortgages, in proper form for recordation, together with “bring-down” or “modification” endorsements to the mortgagee’s title insurance policies previously delivered pursuant to the Credit Agreement, as may be requested by the Administrative Agent and necessary or desirable to maintain the validity and perfection of the security interests thereunder with respect to all Secured Obligations;

(v) if requested by any Term C Lender at least three (3) Business Days prior to the Second Amendment Effective Date by any Term C Lender, one or more Notes payable to the order of such Term C Lender duly executed by the Borrower in substantially the form of Exhibit C to the Credit Agreement, evidencing the Term C Loans;

(vi) a Committed Loan Notice with respect to the Borrowing of Term C Loans to be made on the Second Amendment Effective Date;

(vii) favorable opinions of counsel to the Loan Parties, addressed to the Administrative Agent and each Lender and in form and substance and with respect to such matters as shall be reasonably satisfactory to the Administrative Agent; provided that delivery of such opinions of counsel (other than the opinion of Kirkland & Ellis LLP, special counsel to the Loan Parties, and the opinion of Pepper Hamilton LLP, special Pennsylvania counsel to the Loan Parties) may be delivered within a period after the Second Amendment Effective Date as may be agreed by the Lead Arranger in its sole discretion;

(viii) satisfactory evidence that all existing Indebtedness of the Reliable Companies has been repaid (other than any such Indebtedness permitted pursuant to Section 7.03 of the Credit Agreement (as amended hereby)) and any related commitments terminated, and all Liens on the Equity Interests, bank accounts or other assets of the Reliable Companies have been terminated, other than any Liens permitted under Section 7.01 of the Credit Agreement, as amended hereby;

(ix) certificate signed by the chief financial officer of each of the Loan Parties certifying as to the financial condition and Solvency of such Loan Party (after giving effect to the Reliable Acquisition and the borrowing of the Term C Loans);

(x) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 9(e) and (f) of this Amendment have been satisfied; and (B) that there has been no event or circumstance since January 2, 2005 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(xi) at least 5 Business Days prior to the consummation of the Reliable Acquisition, a Permitted Acquisition Certificate;

(xii) copies of the Reliable Acquisition Documents (which shall be consistent with the terms of the Reliable Acquisition Agreement and otherwise not materially adverse to the interests of the Lenders, unless consented to by the Lead Arranger), certified as complete and correct by a Responsible Officer of the Borrower;

(xiii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(xiv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Borrower and the Guarantors is validly existing and in good standing and qualified to engage in business in each jurisdictions in which it does business, except for such failures to be so qualified as could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and

(xv) such other assurances, certificates, documents or consents as the Administrative Agent or the Required Lenders may reasonably require.

(b) Acquisition. The Administrative Agent shall have received satisfactory evidence that (i) the Reliable Acquisition shall be consummated simultaneously with the funding of the Term C Loans in accordance with the Reliable Acquisition Agreement and in compliance with applicable law and (ii) immediately upon the consummation of the Reliable Acquisition, Reliable will be a wholly-owned direct Subsidiary of the Borrower, and the other Reliable Companies will be wholly-owned Subsidiaries of Reliable.

(c) Pro Forma Financial Statements. The Administrative Agent and the Lenders shall have received the Pro Forma Financial Statements.

(d) Payment of Fees and Expenses. The Borrower shall be in compliance with the terms of the fee letter dated as of November 11, 2005 among the Borrower, the Administrative Agent and Bank of America Securities LLC and shall have paid all fees required to be paid thereunder on or before the Second Amendment Effective Date in full in cash. The Borrower shall have paid all other fees and all costs and out-of-pocket expenses (including reasonable fees, out-of-pocket expenses and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation and execution of this Amendment.

(e) Representations and Warranties. The representations and warranties of Holdings and the Borrower contained in Article 5 of the Credit Agreement (after giving effect to this Amendment and including the Reliable Companies as Loan Parties) and the representations and warranties of Holdings, the Borrower and the other Loan Parties (including the Reliable Companies) in any other Loan Document shall be true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(f) No Default. No Default shall exist (after giving effect to this Amendment), or would result from the consummation of the Reliable Acquisition, the borrowing of the Term C Loans or the other transactions contemplated hereby.

For purposes of determining satisfaction of the conditions specified in this Section 9 each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or a Lender unless the Administrative

Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.

SECTION 10. Post-closing Undertaking. No later than six months after the Second Amendment Effective Date, the Borrower will deliver to the Administrative Agent either (i) a certificate of a Responsible Officer of the Borrower certifying that all properties of the Reliable Companies forming part of the Collateral are covered by insurance policies of the Borrower as to which the Administrative Agent, on behalf of the Lenders, is already named as an additional insured or loss payee, as the case may be, attaching certificates of insurance or other evidence of the inclusion of such properties to the reasonable satisfaction of the Administrative Agent or (ii) endorsements naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, under all insurance policies to be maintained with respect to the properties of the Reliable Companies forming part of the Collateral; provided that such deliveries with respect to the warehouse in Fresno, California and the call center in Anaheim, California may be made no later than nine months after the Second Amendment Effective Date.

SECTION 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KEYSTONE AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Chief Financial Officer

KEYSTONE AUTOMOTIVE OPERATIONS, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Klawinski
	Name:	Robert Klawinski
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Robert Klawinski
	Name:	Robert Klawinski
	Title:	Senior Vice President

Name of Lender: AIM Floating Rate Fund,

By:	INVESCO Senior Secured Management, Inc., As Sub-Adviser

By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

Name of Lender: AVALON CAPITAL LTD.

By:	INVESCO Senior Secured Management, Inc., As Collateral Manager

By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

Name of Lender: AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc., As Asset Manager

By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

Name of Lender:

Alliance Bernstein Global Strategic Income Trust

By:	Alliance Capital Management Corp., As Advisor

By:	Alliance Capital Management Corp., As General Partner

By:	/s/ Michael E. Sohr
	Name:	Michael E. Sohr
	Title:	Senior Vice President

Name of Lender:

Bayerische Hypo-und Vereinsbank AG New York Branch

By:	/s/ Sven Schuessler
	Name:	Sven Schuessler
	Title:	Associate Director

By:	/s/ Joshua Garver
	Name:	Joshua Garver
	Title:	Senior Associate

Name of Lender:

Centaurus Loan Trust

By:	Nomura Corporate Research and Asset Management Inc., As Investment Advisor

By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
Title:

Name of Lender:

Citigroup Investment Corporate Loan Fund Inc.

By:	Citigroup Alternative Investment LLC

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

Name of Lender:

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management Inc., As Investment Advisor

By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

Name of Lender:

Clydesdale CIO 2003, Ltd.

BY:	Nomura Corporate Research and Asset Management Inc., As Collateral Manager

By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
Title:

Name of Lender:

Columbus Loan Funding Ltd.

By:	Citigroup Alternative Investments LLC

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

Name of Lender:

DIVERSIFIED CREDIT PORTFOLIO, LTD

By:	INVESCO Senior Secured Management, Inc., As Investment Advisor

By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

Name of Lender:

STANTIUS EATON VANCE CDO V. LTD

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

EATON VANCE FLOATING-RATE INCOME TRUST

By:	EASTON VANCE MANAGEMENT As Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

EATON VANCE SENIOR FLOATING RATE TRUST

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

EASTON VANCE LIMITED DURATION INCOME FUND

By	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

EATON VANCE SENIOR INCOME TRUST

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

EATON VANCE CDO III, LTD

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

EATON VANCE CDO VI LTD

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

ECL Loan Funding LLC for itself or As Agent for ECL2 Loan Funding LLC

By:	/s/ Eugene Caraus
	Name:	Eugene Caraus
	Title:	Attorney-in-fact

Name of Lender:

Emerald Orchard Limited

By:	/s/ Lazina
	Name:	Lazina
	Title:	Loan Officer

Name of Lender:

Firstrust Bank

By:	/s/ Kent D. Nelson
	Name:	Kent D. Nelson
	Title:	Senior Vice President

Name of Lender:

GRAYSON & CO

By:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

HARBOUR TOWN FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

Name of Lender:

Highland Floating Rate LLC

By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Senior Vice President

Name of Lender:

ING PRIME RATE TRUST

By:	ING Investment Management Co. As its Investment Manager

By:	/s/ Mark F. Haak
	Name:	Mark K. Haak, CFA
	Title:	Vice President

Name of Lender:

ING SENIOR INCOME FUND

By:	ING Investment Management Co. As its Investment Manager

By:	/s/ Mark F. Haak,
	Name:	Mark F. Haak, CFA
	Title:	Vice President

Name of Lender:

INVESCO EUROPEAN CDO ISA

By:	INVESCO Senior Secured Management Inc., As Collateral Manager

By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

Name of Lender:

J.P. Morgan Trust Company (Cayman) Limited, as Trustee for TORAJI TRUST, as (Assignee/Participant)

By:	Its Investment Manager, Citigroup Alternative Investments LLC

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

Name of Lender:

KALDI FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

Name of Lender:

Loan Funding IV LLC

By:	Highland Capital Management L.P. As Collateral Manager

By:	Strand Advisors Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Name of Lender:

Loan Star State Trust

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors Inc., Its Investment Advisor

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Name of Lender:

Longhorn CDO III, LTD.

By: Merrill Lynch Investment Managers, L.P. as Collateral Manager

By:	/s/ Neal Desai
	Name:	Neal Desai
	Title:	Vice President

Floating Rate Income-Strategies Fund, Inc.

By:	/s/ Neal Desai
	Name:	Neal Desai
	Title:	Vice President

Name of Lender:

Magnetite IV CLO, Limited

Magnetite V CLO, Limited

By:	/s/ T. Colwell
	Name:	T. Colwell
	Title:	Authorized Signatory

Name of Lender:

MAPLEWOOD (CAYMAN) LIMITED

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ David P. Wells
	Name:	David P. Wells, CFA
	Title:	Managing Director

Name of Lender:

BABSON CLO LTD, 2005 II

BABSON CLO LTD, 2005 iii

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ David P. Wells
	Name:	David P. Wells, CFA
	Title:	Managing Director

Name of Lender:

Monument Park CDO LTD

By:	Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Managing Director

Name of Lender:

Normura Bond & Loan Fund

By:	UFJ Trust Bank Limited as Trustee

By:	Normura Corporate Research and Asset Management Inc., Attorney in Fact

By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
Title:

Name of Lender:

NCRAM Loan Trust

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., AS INVESTMENT ADVISER

By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
Title:

Name of Lender:

New Alliance Global CDO, Limited

By:	Alliance Capital Management L.P., as Advisor

By:	Alliance Capital Management Corp., as General Partner

By:	/s/ Michael E. Sohr
	Name:	Michael E. Sohr
	Title:	Senior Vice President

Name of Lender:

OCTAGON INVESTMENT PARTNERS, LTD.

By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ James Ferguson
	Name:	James Ferguson
	Title:	SR. Portfolio Manager

Name of Lender:

PNC Bank, N.A.

By:	/s/ Cheryl L. Sokolsky
	Name:	Cheryl L. Sokolsky
	Title:	Vice President

Name of Lender:

Oligra 43

By:	/s/ Karen Thompson
	Name:	Karen Thompson
	Title:	Loan Officer

Name of Lender:

Sankaty Advisors, LLC, as Collateral Manager for AVERY POINT CLO, LTD, as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director/Portfolio Manager

Name of Lender:

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II – INGOTS, Ltd., as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director/Portfolio Manager

Name of Lender:

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I – INGOTS, Ltd., as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director/Portfolio Manager

Name of Lender:

Sankaty High Yield Parnters, III, L.P.

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director/Portfolio Manager

Name of Lender:

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director/Portfolio Manager

Name of Lender:

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director/Portfolio Manager

Name of Lender:

SAGAMORE CLO LTD

By:	INVESCO Senior Secured Management, Inc., As Collateral Manager

By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

Name of Lender:

SARATOGA CLO, LIMITED

By:	INVESCO Senior Secured Management, Inc., As Asset Manager

By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

Name of Lender:

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

SEQUILS-LIBERTY, LTD.

By:	INVESCO Senior Secured Management, Inc., As Collateral Manager

By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

Name of Lender:

TOLLI & CO

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

UBS Loan Finacial LLC

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Bank Products Services, US

Name of Lender:

Union Square CDO Ltd

By:	Blackstone Debt Advisors, L.P. As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Managing Director

Name of Lender:

Western Asset Floating Rate High Income Fund, LLC

By:	/s/ Timothy Settel
	Name:	Timothy Settel
Title:

GUARANTOR ACKNOWLEDGMENT:

Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement as amended by such Amendment and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein) except to the extent limited by the terms of the Loan Documents.

KEYSTONE AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Chief Financial Officer

KEYSTONE AUTOMOTIVE OPERATIONS MIDWEST, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Treasurer

KEY COMP, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Treasurer

A&A AUTO PARTS STORES, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Chief Financial Officer

KEYSTONE AUTOMOTIVE DISTRIBUTORS, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Treasurer

AMERICAN SPECIALTY EQUIPMENT CORP.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Treasurer

KAO MANAGEMENT SERVICES, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Treasurer

KEYSTONE MARKETING SERVICES, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Treasurer

DRIVERFX.COM, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Treasurer

KEYSTONE AUTOMOTIVE OPERATIONS OF CANADA, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Treasurer

BLACKSMITH DISTRIBUTING, INC.

By:	/s/ Bryant P. Bynum
	Name:	Bryant P. Bynum
	Title:	Chief Financial Officer

ANNEX A

CERTAIN CONFORMING REFERENCES

The Credit Agreement is amended by replacing each item of text listed in the “Initial Text” column below, as it appears in the “Section” column opposite such Initial Text, with the item of text listed in the “Amended Text” column opposite such Initial Text.

Initial Text	Section	Amended Text

Section 2.01(c)	The following defined terms: “Incremental Term Commitment” “Incremental Term Lender” “Incremental Term Loan” “Incremental Term Loan Amendment”	Section 2.01(d)

Senior Subordinated Notes	The definition of “Change of Control”	Senior Subordinated Notes or Reliable Seller Note

Term B Loans	Section 2.06(d) Section 2.06(e) Section 2.06(f) Section 7.02(f) Section 10.07(b)(i)	Term Loans

Term Loan Maturity Date	The definition of “Net Cash Proceeds” Section 7.03(b)(ii)	Term C Loan Maturity Date

Term Loan Maturity Date	Section 2.08(b)(i) (text and amortization chart)	Term B Loan Maturity Date